Virtus Seix High Grade Municipal Bond Fund and

Virtus Seix Investment Grade Tax-Exempt Bond Fund (each, a “Fund” and collectively, the “Funds”),

each a series of Virtus Asset Trust

Supplement dated May 2, 2023 to the Funds’ Summary Prospectuses, and the Virtus Asset Trust

Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2023

Important Notice to Investors

Effective June 15, 2023, Ronald H. Schwartz, CFA, will retire and step down as portfolio manager for the Virtus Seix High Grade Municipal Bond Fund and Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Funds’ other portfolio manager, Dusty Self, will continue to manage the Funds, and there will be no changes to the investment processes for the Funds in connection with Mr. Schwartz’s retirement.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8022/Seix HGMB-IGTEB PM Announcement (5/2023)